EXPERIENCE AND SOLUTIONS A Century of Experience and 21st Century Banking Solutions March 2019

Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward- looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 3

AGENDA 1. Introduction to American National Bankshares Inc. 2. Recent Quarter Performance and Accomplishments 3. Financial Performance 4. Capital Management 5. Why Invest in American National? 4

INTRODUCTION TO AMERICAN NATIONAL 5

VISION GUIDING PRINCIPLES We will be the best provider of 1. Operate a sound, efficient, growing and relationship-based financial services in the highly profitable company. communities we serve, resulting in 2. Identify and respond to our internal and external customers’ needs and expectations enhanced shareholder value, customer in an ever-changing financial environment. loyalty and employee satisfaction. 3. Provide our customers 21st century financial solutions that are designed to meet their current and future needs. 4. Provide an attractive return for our shareholders. 5. Furnish positive leadership for the well- being of all the communities we serve. 6. Continuously develop a challenging and rewarding work environment for our employees that focuses on working as a team. 7. Conduct our work with integrity and professionalism. 6

FRANCHISE REVIEW Key Highlights • Progressive regional community bank • Disciplined loan growth with top tier asset quality • Noninterest bearing deposit funding in excess of peer levels • Effectively leveraging capital with ability to further support future growth • Strong, consistent profitability • Proven track record of shareholder returns • Attractive valuation 7

AMERICAN NATIONAL • $1.9 billion in assets • Loans: $1.4 billion • Deposits: $1.6 billion • Additional $769 million in Trust & Investment assets • Stock symbol “AMNB” • NASDAQ Global Select • Russell 2000 Index • Market cap: $291 million • Based in Danville, VA; 24 offices in VA and NC, with two loan production offices Note: Loans, deposits, Trust & Investment assets per Company 8 Earnings Release for 2018 Q4, and market cap as of 2/6/2019

WE ARE… • Growing • Conservative – Greensboro/Winston – Stringent underwriting Salem – Strong capital – Roanoke • Shareholder focused • Consistent – Exceptional dividend – 110 years of tradition – Prudent growth – Deep management team – Good stewards of capital – Strong, experienced board of directors – Ability to execute 9

OUR PRIORITIES • Fortress-like balance • Disciplined growth sheet – Organic – Exceptional asset – External quality – Low-risk investment • Strong earnings portfolio stream – High liquidity • Imagination – Capital strength 10

SEASONED MANAGEMENT EXECUTIVES YEARS OF YEARS W/ NAME POSITION AGE EXPERIENCE AMNB Jeffrey V. Haley President & CEO 58 21 21 William W. Chief Financial Officer 63 29 8 Traynham Cathy W. Liles Chief Accounting Officer 54 19 3 Edward C. Martin Chief Credit Officer 45 23 1.5 President of Trust and John H. Settle 60 37 1.5 Investment Services H. Gregg Strader Chief Banking Officer 60 36 4 AVERAGE: 57 28 7 11

GROWTH STRATEGY • Annualized loan growth in Q4 2018 – 8% • Recent team lift outs Winston-Salem, NC & Roanoke, VA • Leverage core market position in Danville • Grow into adjacent markets • 33% deposit market share • New River Valley, VA • Acquired attractive core deposit base of • Charlottesville, VA HomeTown Bankshares Corporation • Richmond, VA headquartered in Roanoke, VA • Durham-Chapel Hill, NC • Transaction expected to close in early 2019 • 3-year North Carolina CAGR • All NC markets – 18.4% • Greensboro – 22.1% 12

GROWTH STRATEGY Increased Total Population Access 5.0x Annual Growth in Loans HFI 2,410,473 674,337 2013 0.8% 769,635 486,549 315,278 164,674 Legacy Burlington, NC Roanoke, VA Greensboro-High Winston-Salem, Total Markets Point, NC NC 2014 5.8% Increased Access to Small Businesses 5.1x 91,230 2015 19.6% 23,222 31,518 17,842 13,288 5,360 2016 15.8% Legacy Burlington, NC Roanoke, VA Greensboro-High Winston-Salem, Total Markets Point, NC NC Projected Population Change (2019-2024) 2017 14.7% 5.33% 4.42% 4.08% 2.24% (1) MRQ 7.9% (0.25%) Legacy Burlington, NC Roanoke, VA Greensboro-High Winston-Salem, NC Point, NC Source: SNL Financial Note: Legacy markets include Danville, VA MSA; Lynchburg, VA MSA; Martinsville, VA MSA; Caswell, NC county and Halifax, VA county 13 (1) 2018 Q4 loan growth annualized

BALANCE SHEET GROWTH VS. PEERS Loan Growth (%) Deposit Growth (%) 15.0% 13.8% 13.6% 15.0% 11.2% 11.7% 10.9% 11.3% 10.4% 9.5% 10.0% 9.1% 10.0% 8.2% 7.4% 7.6% 7.7% 7.2% 7.1% 5.6% 5.5% 5.0% 5.0% 1.5% 0.0% 0.0% 5-yr CAGR 3-yr CAGR YoY Growth 5-yr CAGR 3-yr CAGR YoY Growth AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Loans / Deposits (%) NIBs / Deposits (%) 95.0% 30.0% 93.7% 27.8% 91.8% 90.0% 25.0% 86.7% 21.1% 85.0% 20.0% 18.6% 80.0% 15.0% 75.0% 10.0% 2016Y 2017Y 2018Y 2018Q1 2018Q2 2018Q3 2018Q4 2016Y 2017Y 2018Y 2018Q1 2018Q2 2018Q3 2018Q4 AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets 14 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

DIVERSE REVENUE STREAM Noninterest Income Trust and Investment Services • Trust & Investment Services • Organized in 1927 • Brokerage • Offices in Danville, Martinsville, Lynchburg • Secondary Mortgage • Assets: $769 million • Title Insurance • Customers: individuals, businesses, foundations and non-profits • Bankers Insurance • Serve clients locally and abroad Trust Assets ($ in millions) • Priorities: $839 $781 $769 – Trust administration $749 $661 – Investment management $628 – Estate settlement $531 $541 – Retail brokerage $417 • Excellent equity performance 2010 2011 2012 2013 2014 2015 2016 2017 2018 15 Source: Company Earnings Release for 2018 Q4

SUPERIOR ASSET QUALITY • Exceptional performance through cycle • Decreased NPA levels Net Charge-offs / Avg. Loans (%) NPAs / Loans + OREO (%) 1.00% 4.50% 3.64% 0.75% 3.00% 0.50% 0.42% 2.43% 2.00% 0.25% 0.19% 0.19% 1.51% 0.12% 0.12% 0.07% 0.08% 0.07% 1.50% 1.17% 1.25% 1.22% 0.05% 0.00% 0.02% 0.91% 0.00% 0.86% 0.54% (0.02%) 0.33% 0.30% (0.25%) 0.00% 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018Q3 AMNB Regional Peers Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 16 Note: NPAs include nonaccrual loans, accruing TDRs and OREO

ASSET QUALITY VS. PEERS CRE / Total Regulatory Capital (%)(1) LLR / Loans (%) 280% 1.20% 240% 1.10% 231% 220% 200% 1.00% 191% 0.94% 160% 0.90% 0.91% 0.89% AMNB Bank level ratio is 238% for Q4 2018 120% 0.80% 2016Y 2017Y 2018Q3 2018Q1 2018Q2 2018Q3 2016Y 2017Y 2018Y 2018Q1 2018Q2 2018Q3 2018Q4 AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median NPA / Loans + OREO (%) 1.6% 1.22% 1.2% 0.90% 0.8% 0.4% 0.30% 0.0% 2016Y 2017Y 2018Q3 2018Q1 2018Q2 2018Q3 AMNB Regional Peer Median Nationwide Peer Median Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 17 (1) Excludes owner occupied CRE loans

LOAN PORTFOLIO December 31, 2018 – $1.35 billion December 31, 2018 – CRE • Granular portfolio • Average commercial credit size of $566,000 • Highly diversified • The sweet spot: $500,000 - $1 million • Top 10 relationships combine for $119 million or 8.8% of total loans Source: Company filings through 2018 Q4 18

DEPOSIT PORTFOLIO Deposit Migration History Cost of Deposits (%) 100% 17.2% 16.3% 20.9% 19.5% 17.8% 24.3% 22.8% 6.8% 9.8% 7.8% 75% 11.9% 0.85% 13.0% 14.1% 15.6% 34.1% 34.5% 25.0% 29.5% 24.6% 50% 25.6% 0.64% 24.1% 0.65% 0.53% 18.0% 15.3% 15.0% 0.51% 18.0% 14.8% 14.9% 15.9% 0.52% 0.43% 25% 0.41% 0.42% 0.50% 0.44% 25.5% 27.6% 25.7% 27.8% 0.40% 21.1% 21.7% 23.7% 0.39% 0.39% AMNB 2018Y: 0.52% 0% 2012 2013 2014 2015 2016 2017 2018 2012 2013 2014 2015 2016 2017 2018Q3 Demand Deposits NOW & Other Trans Accts MMDA & Savings Retail Certificates of Deposit AMNB Regional Peers Jumbo Certificates of Deposit • Legacy markets provide a stable source of low-cost core deposits Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 19

SECURITIES PORTFOLIO 12/31/2018 Securities Portfolio(1) Portfolio Highlights State and municipal Other • Minimal credit risk; minimal duration risk 24.0% (Corporate and Equity) 2.1% • High quality – $332.7 million AFS securities portfolio – All above investment grade – Municipal portfolio with very high credit Mortgage- quality and wide geographic dispersion backed and CMOs – No investments are classified 33.6% Federal agencies and GSEs • Strong source of liquidity 40.3% Source: Company Documents (1) Period end balance for the 3 months ended December 31, 2018 20

Q4 – 2018 PERFORMANCE AND RECENT ACCOMPLISHMENTS 21

Q4 – 2018 HIGHLIGHTS • October 1, 2018: Announced the acquisition of HomeTown Bankshares Corp. – Prominent pro forma market position in Roanoke • Net Income of $5.0 million in Q4 2018 ($22.6 million for full year 2018) • Diluted EPS: $0.57 in Q4 2018 ($2.59 for full year 2018) • Net interest income: $15.0 million in Q4 2018 (4.5% increase vs. Q4 2017) • Total loan growth: $26.3 million in Q4 2018 (8% annualized growth) • Total deposit growth: $43.1 million in Q4 2018 (11% annualized growth) • Nonaccrual Loans to Total Loans: 0.08% in Q4 2018 vs. 0.17% in Q3 2018 and vs. 0.16% in Q4 2017 • Dividend: $0.25 paid in Q4 2018 – Paid $1.00 in full year 2018 vs. $0.97 in full year 2017 22

FINANCIAL PERFORMANCE AND PEER COMPARISON 23

REGIONAL PEER PERFORMANCE – VALUATION ANALYSIS Price / Tangible Book Value (x) 2.50x 2.35x Median (excl. AMNB): 1.31x 2.00x 1.56x 1.60x 1.64x 1.38x 1.44x 1.50x 1.29x 1.29x 1.31x 1.21x 1.23x 1.27x 1.00x 0.50x 0.00x OPOF ESXB SLCT PEBK CFFI HTBI LOB NKSH SONA FVCB AMNB FCBC Price / 2019 Est. EPS (x) (1) 20.0x Median (excl. AMNB): 13.6x 16.0x 15.1x 15.4x 15.0x 14.0x 13.3x 12.0x 11.1x 11.2x 10.0x 5.0x SONA AMNB ESXB SLCT FVCB NKSH FCBC HTBI Source: S&P Global Market Intelligence; Financial data as of or for the most recent quarter available; Market data as of 2/6/2019 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 24 (1) 2019 Est. EPS per First Call consensus; Excludes multiples that are considered non-meaningful over 30.0x

PROFITABILITY VS. PEERS

Core ROAA (%)



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
2016Y
2017Y
2018Y
2018Q1
2018Q2
2018Q3
2018Q4
1.28%
1.20%
1.16%
AMNB
Regional Peer Median
Nationwide Peer Median

Core ROATCE (%)



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
2016Y
2017Y
2018Y
2018Q1
2018Q2
2018Q3
2018Q4
13.7%
12.6%
10.0%
AMNB
Regional Peer Median
Nationwide Peer Median

Net Interest Margin (%)



4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2016Y
2017Y
2018Y
2018Q1
2018Q2
2018Q3
2018Q4
3.75%
3.71%
3.48%
AMNB
Regional Peer Median
Nationwide Peer Median

Efficiency Ratio (%)



70.0%
67.0%
64.0%
61.0%
58.0%
55.0%
2016Y
2017Y
2018Y
2018Q1
2018Q2
2018Q3
2018Q4
64.9%
60.3%
58.1%
AMNB
Regional Peer Median
Nationwide Peer Median

Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available
Note: Core income excludes extraordinary items, non-recurring items, gains/losses on sale of securities, and amortization of intangibles; 2017Y core income adjusted for revaluation of DTA/DTL due to corporate tax reform
Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets
Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

25

TOTAL RETURN AMNB Return Relative to the NASDAQ Bank Index and Peers 180.0% 160.7% 160.0% 140.0% 120.0% 100.0% 83.3% 80.0% 60.0% 38.6% 40.0% 31.2% 28.2% 21.1% 20.0% 13.9% 12.7% 4.5% 0.0% Since 2008 Since 2016 Election 2019 YTD AMNB NASDAQ Bank Regional Peer Median Source: FactSet Research Systems; Market data as of 2/6/2019 Note: AMNB total return assumes reinvestment of dividends 26 Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion

OPPORTUNISTIC ASSET GROWTH 3 Year CAGR (%) 5 Year CAGR (%) 12.0% 11.3% 12.0% 10.9% 10.3% 10.1% 8.0% 8.0% 7.3% 6.4% 4.0% 4.0% 0.0% 0.0% (2) AMNB Nationwide Peers - $1bn Nationwide Banks AMNB Nationwide Peers - $1bn Nationwide Banks (2) to $3bn in Assets (1) to $3bn in Assets (1) 10 Year CAGR (%) 12.0% 9.0% 8.0% 7.6% 6.8% 4.0% 0.0% AMNB Nationwide Peers - $1bn Nationwide Banks (2) to $3bn in Assets (1) Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs 27 (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs

TRADING MULTIPLES ANALYSIS Price / TBV (x) Price / LTM EPS (x) 1.80x 14.0x 1.64x 13.4x 13.4x 12.9x 1.45x 1.40x 1.40x 12.0x 1.00x 10.0x 0.60x 8.0x ((2) (2) AMNB Nationwide Peers - Nationwide Banks AMNB Nationwide Peers - $1bn Nationwide Banks (1) $1bn to $3bn in Assets to $3bn in Assets (1) Price / 2019 Est. EPS (x) Price / 2020 Est. EPS (x) 12.0x 11.8x 11.8x 12.0x 11.2x 11.0x 11.0x 10.2x 10.0x 10.0x 8.0x 8.0x 6.0x 6.0x (2) AMNB Nationwide Peers - Nationwide Banks (2) AMNB Nationwide Peers - Nationwide Banks (1) (1) $1bn to $3bn in Assets $1bn to $3bn in Assets Source: S&P Global Market Intelligence; Financial data as of or for the most recent quarter available; Market data as of 2/6/2019 (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs 28 (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs

HISTORICAL PEER COMPARISON Core ROAA (%) 1.60% 1.28% 1.20% 1.20% 0.80% 0.40% 0.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Efficiency Ratio (%) Net Interest Margin (%) 75.0% 5.00% 66.7% 65.0% 4.50% 59.0% 55.0% 4.00% 3.76% 45.0% 3.50% 3.49% AMNB 35.0% 3.00% Peers 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion 29 Note: Core income excludes extraordinary items, non-recurring items, gains/losses on sale of securities, and amortization of intangibles; 2017Y core income adjusted for revaluation of DTA/DTL due to Corporate Tax Reform

NATIONWIDE MRQ COMPARISON Nationwide Public Banks and Thrifts Performance Asset Quality Capital Returns AMNB (0.30%) Peers (11.29%) 75th Percentile Peers (15.66%) AMNB (3.0%) AMNB (15.35%) AMNB (9.78%) AMNB (1.28%) Peers (3.75%) AMNB (58.1%) AMNB (0.94%) 50th Percentile Peers (0.89%) Peers (1.16%) Peers (2.0%) AMNB (3.48%) Peers (64.9%) Peers (1.22%) 25th Percentile Core NIM (%) Efficiency Ratio NPAs/ Loans + LLR / Gross Loans TCE/TA (%) Total Capital (%) Div Yield (%) ROAA (%) (%) OREO (%) (%) Source: S&P Global Market Intelligence; Financial data as of or for the most recent quarter available; Market data as of 2/6/2019 Note: Nationwide companies include all major exchange traded banks and thrifts; excludes MHCs and merger targets Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion; Data shown as medians 30 Note: Core income excludes extraordinary items, non-recurring items, gains/losses on sale of securities, and amortization of intangibles

CAPITAL MANAGEMENT 31

CAPITAL MANAGEMENT • Past: • Historically strong capital levels funded 2 transactions during the economic crisis and years immediately following • Future: • Maintain more capital than most to: − Satisfy changing regulatory requirements − Flexibility to support opportunistic M&A transactions − Including currently pending acquisition of HomeTown Bankshares − Shareholder expectations • Appropriate balance to fund: • Organic growth • Acceptable deals • Pay strong dividend • Stock repurchase program 32

CAPITAL RATIOS VS. PEERS TCE / TA (%) Leverage Ratio (%) 11.5% 13.0% 11.00% 12.01% 10.5% 12.0% 11.72% 9.72% 9.5% 9.44% 11.0% 10.38% 8.5% 10.0% AMNB 2018 Q4: 9.78% AMNB 2018 Q4: 11.62% 7.5% 9.0% 2016Y 2017Y 2018Q3 2018Q1 2018Q2 2018Q3 2016Y 2017Y 2018Q3 2018Q1 2018Q2 2018Q3 AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median CET 1 Ratio (%) Total Risk-Based Capital (%) 14.0% 16.5% 15.76% 13.18% 13.0% 15.5% 15.47% 12.56% 12.23% 12.0% 14.5% 14.25% 11.0% 13.5% AMNB 2018 Q4: 12.55% AMNB 2018 Q4: 15.35% 10.0% 12.5% 2016Y 2017Y 2018Q3 2018Q1 2018Q2 2018Q3 2016Y 2017Y 2018Q3 2018Q1 2018Q2 2018Q3 AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Source: S&P Global Market Intelligence; Data as of or for the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets 33 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

CAPITAL RATIO TRENDS Source: S&P Global Market Intelligence; Data as of 9/30/18 Note: Peers include nationwide banks with total assets between $1.0 billion and $3.0 billion 34 Note: See addendum for Capital definitions

DIVIDENDS Dividend Yield (%) 4.0% Median (excl. AMNB): 1.89% 3.31% 2.99% 3.00% 3.0% 2.33% 2.43% 1.89% 1.95% 2.0% 0.89% 1.0% 0.78% 0.00% 0.00% 0.00% 0.0% ESXB FVCB SLCT LOB HTBI OPOF PEBK SONA FCBC CFFI AMNB NKSH AMNB Dividend Payout Trend $3.00 100% 90% $2.50 80% 70% $2.00 60% $1.50 50% 40% $1.00 30% 20% $0.50 10% $0.00 0% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 EPS Dividend Dividend Payout Ratio (%) Source: S&P Global Market Intelligence; Financial data as of or for the most recent quarter available; Market data as of 2/6/2019 35 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

OPPORTUNISTIC ACQUISITION STRATEGY • Fair value accounting changed the game • Capital is necessary to be a player • Focused on growth markets in NC and VA • Characteristics of targets: – $250 million-$750 million size – Practical assimilation – Manageable credit issues – Compatible cultures – EPS accretion – Maintenance of strong capital levels – Identifiable synergies for savings • Our credit culture will be maintained 36

WHY INVEST IN AMERICAN NATIONAL? We are a community bank known for… Strong earnings Strong board and Attractive management dividend Capital to Consistently support outperforming growth peers Balance sheet Opportunistic, positioned for rising disciplined rate environment growth 37

Branch Deposits Market Branch Deposits Market Count (000's) Share Count (000's) Share Alamance 4 $288,365 14% 6 $481,255 23% Central 3 $83,283 2% 16 $1,101,362 25% Danville 7 $592,841 34% 3 $185,025 10% Franklin 4 $179,216 19% 5 $418,786 45% Guilford 2 $192,647 2% 26 $2,682,734 28% Martinsville 2 $125,123 10% 6 $439,704 35% New River Valley 1 $106,725 5% 3 $202,946 10% Roanoke 5 $414,243 7% 19 $1,846,672 32% South Boston 1 $52,159 9% 2 $156,722 28% Winston Salem 1 $9,757 0% 20 $24,813,658 83% 30 $2,044,359 106 $32,328,864 * data sourced from S&P Global Market Intelligence as of Q4 2018 * totals are proforma in consideration of pending mergers

INDUSTRIES IN AMNB MARKETS 39

COLLEGES AND UNIVERSITIES IN AMNB MARKETS 40

QUESTIONS? 41

ADDENDUM Total Risk Based Capital Total Risk Based Capital (total equity less AOCI less goodwill and CDI plus TPS and Allowance)/Total Risk-Weighted Assets Tier I Risk Based Capital Tier I Capital (total equity less AOCI less goodwill and CDI plus TPS)/Total Risk- Weighted Assets Common Equity Tier I Capital Common Equity Tier I Capital (total equity less AOCI less goodwill and CDI)/Total Risk- Weighted Assets Tier I Leverage Tier I Capital (total equity less AOCI less goodwill and CDI plus TPS)/Average Assets less goodwill and CDI Tangible Common Equity Tangible Common Equity (total equity less goodwill and CDI)/Tangible Assets (total assets less goodwill and CDI) 42